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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)         May 15, 2001
                                                                ------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)



   Laws of the United States             0-16337                51-0269396
   -------------------------             -------                ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                            Identification Number)



201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                       302/594-4117
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Registrant's telephone number, including area code
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Item 5.  Other Events

         The Registrant hereby amends and restates Exhibit 28B as previously filed on May 15, 2001 on Form 8-K dated as of May 15, 2001.


Item 7.  Financial Statement and Exhibit

       (c)     Exhibit

         28B.     Monthly Servicer's Certificate -
                  Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK, NATIONAL ASSOCIATION
                                       As Servicer



                                       By: /s/ Tracie H. Klein
                                           ------------------------------
                                           Name:  Tracie H. Klein
                                           Title: First Vice President




Date: June 25, 2001
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                               INDEX TO EXHIBIT


Exhibit Number    Description of Exhibit
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        28B.      Monthly Servicer's Certificate -
                  Floating Rate Credit Card Certificates Series 1995-M
                  Floating Rate Credit Card Certificates Series 1995-O
                  Floating Rate Asset Backed Certificates Series 1996-Q
                  Floating Rate Asset Backed Certificates Series 1996-S
                  Floating Rate Asset Backed Certificates Series 1997-U
                  Floating Rate Asset Backed Certificates Series 1998-V
                  Floating Rate Asset Backed Certificates Series 1999-W
                  Floating Rate Asset Backed Certificates Series 1999-X
                  Floating Rate Asset Backed Certificates Series 1999-Y